SECURITIES AND EXCHANGE COMMISSION
             Washington, D.C. 20549


                   FORM 8-K
                CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2006


          SCIENTIFIC INDUSTRIES, INC.
_________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	   	000-6658      	04-2217279
___________	   	____________	__________________
(State or other   (Commission    	(IRS Employer No.)
jurisdiction of    File Number)
incorporation)

70 Orville Drive
Bohemia, New York 11716
_____________________________________________
(Address of principal executive offices)


(631) 567-4700
__________________________________________________
Registrant's telephone number, including area code


Not Applicable
__________________________________________________
(Former name or former address,
if changed since last report)



ITEM 7.01	 Regulation FD Disclosure

Registrant announced today that it has acquired the outstanding shares of capital stock of Altamira Instruments, Inc., a privately held corporation engaged in the production and sale of custom catalyst research instruments. The purchase price for the shares was $400,000, 125,000 shares of Registrant's Common Stock and its agreement to make additional cash payments based on the net sales of the acquired company during designated periods comprising a 48 month period ending November 30, 2010.

Registrant intends to file a related Report on Form 8-K on or prior to December 5, 2006 containing information under Items "2.01.
Completion of Acquisition or Disposition of Assets", "3.01.
Unregistered Sale of Equity Securities",  "5.01. Election of
Directors" and "9. Financial Statements and Exhibits".



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) not applicable

(c) Exhibits

Exhibit No.        Exhibit
__________        _______
99.1              Press Release dated December 4, 2006








                         SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      	          SCIENTIFIC INDUSTRIES, INC.
                            	    (Registrant)


Date:	December 4, 2006
			                By: /s/ Helena R. Santos
                                  ________________________

			                Helena R. Santos,
			                President and Chief Executive
 			                Officer